Microsoft Investment	12 Months Ended
May 03, 2014
Microsoft Investment
11.	Microsoft Investment

On April 27, 2012, the Company entered into an investment agreement between the Company, Morrison, and Microsoft pursuant to which the Company would form a Delaware limited liability company (NOOK Media), and transfer to NOOK Media the Company’s digital device, digital content and college bookstore businesses and NOOK Media would sell to Morrison, and Morrison would purchase, 300,000 convertible preferred membership interests in NOOK Media (Series A Preferred) for an aggregate purchase price of $300,000.

Concurrently with its entry into this agreement, the Company also entered into a commercial agreement with Microsoft, pursuant to which, among other things, NOOK Media would develop and distribute a Windows 8 application for eReading and digital content purchases, and an intellectual property license and settlement agreement with Microsoft and Microsoft Licensing GP.

The parties closed Morrison’s investment in NOOK Media and the commercial agreement became effective on October 4, 2012.

Investment Agreement

Pursuant to the agreement, Microsoft invested $300,000 in NOOK Media in exchange for 300,000 Series A Preferred interests, representing approximately 17.6% of the common membership interests in NOOK Media on an as-converted basis as of closing. Following Microsoft’s investment, the Company retained the common membership interest in NOOK Media, representing approximately 82.4% of the common membership interests in NOOK Media (after giving effect to the conversion of the Series A Preferred interests into common membership interests) as of closing. The investment agreement is classified as temporary equity in the mezzanine section of the balance sheet between liabilities and permanent equity, net of investment fees. The temporary equity designation is due to a potential put feature after five years from the closing of the investment agreement on the preferred membership interests. The preferred membership interests have a liquidation preference equal to the original investment.

Commercial Agreement

Under the commercial agreement, NOOK Media has developed and will continue to develop certain applications for Windows 8 for purchasing and consumption of digital reading content. The commercial agreement also requires NOOK Media to use its good faith efforts to undertake an international expansion of the digital business.

As part of the commercial agreement, NOOK Media and Microsoft share in the revenues, net of certain items, from digital content purchased from NOOK Media by customers using the NOOK Media Windows 8 applications or through certain Microsoft products and services that may be developed in the future and are designed to interact with the NOOK Media online bookstore. Microsoft has made and is obligated to continue to make certain guaranteed advance payments to NOOK Media in connection with such revenue sharing. For each of the first three years after the launch of such application for Windows 8, these advance payments are equal to $60,000 per year. These advance payments are subject to deferral under certain circumstances. Microsoft also has paid and is obligated to continue to pay to NOOK Media $25,000 each year for the first five years of the term for purposes of assisting NOOK Media in acquiring local digital reading content and technology development in the performance of NOOK Media’s obligations under the commercial agreement.

The guaranteed advance payments in connection with revenue sharing as well as the amounts received for purposes of assisting NOOK Media in acquiring local digital reading content and technology development received from Microsoft are treated as debt in accordance with ASC 470-10-25-2, Sales of Future Revenues or Various Other Measures of Income. The Company has estimated the cash flows associated with the commercial agreement and is amortizing the discount on the debt to interest expense over the term of the agreement in accordance with ASC 835-30-35-2, The Interest Method. Notwithstanding this treatment, the limited liability company agreement of NOOK Media provides that, under certain conditions, partnership losses or deductions can be allocated for income tax purposes to Microsoft in respect of amounts advanced to NOOK Media under the terms of the Commercial Agreement.

Settlement and License Agreement

The patent agreement provides for Microsoft and its subsidiaries to license to the Company and its affiliates certain intellectual property in exchange for royalty payments based on sales of certain devices. Additionally, the Company and Microsoft dismissed certain outstanding patent litigation between the Company, Microsoft and their respective affiliates in accordance with the settlement and license agreement. The Company records the royalty expense upon future NOOK® sales in the statement of operations in cost of sales and occupancy with no expense or liability for the sale of devices prior to this agreement.